Neuberger Berman Equity Funds® (“Equity Funds”)
Supplement to the Summary Prospectuses and Prospectuses of Neuberger Berman Equity Income Fund, each dated December 17, 2021, as amended and supplemented

Change of Benchmark Index

The Board of Trustees of the Equity Funds recently approved a change in the benchmark index of the Neuberger Berman Equity Income Fund (the “Fund”). As such, effective immediately, the Fund is changing its benchmark index to the Russell 1000® Value Index.

The Fund is changing its benchmark index because the Russell 1000 Value Index has characteristics that are more representative of the Fund’s investment strategy than its current index, the S&P 500® Index.  To reflect the change in the Fund’s benchmark, the table titled “Average Annual Total % Returns as of 12/31/20” in the “Performance” section of the Fund’s Summary Prospectuses and Prospectuses is hereby amended by adding the following information to each table:

	1 Year	5 Years	10 Years
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) *	2.80	9.74	10.50

*
On April 1, 2022, the Fund began comparing its performance to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index has characteristics that are more representative of the Fund’s investment strategy than its current index, the S&P 500 Index.

The date of this supplement is April 1, 2022.

Please retain this supplement for future reference

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